December 3, 2012

VIA EDGAR

Jeffrey P. Riedler

Assistant Director

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Re:	RedHill Biopharma Ltd.
Amendment No. 1 to Draft Registration Statement on Form 20-F/A
Submitted: October 26, 2012
CIK No. 0001553846

Dear Mr. Riedler:

We enclose responses to the comments raised by the staff of the Securities and Exchange Commission (the “Staff”) in its comment letter, dated November 8, 2012, with respect to Amendment No. 1 to the Registration Statement on Form 20-F/A ("Form 20-F") of RedHill Biopharma Ltd. (the "Company" or "we") submitted on October 26, 2012.

For your convenience, the comments of the Staff have been restated below in their entirety in bold, with the response to each comment set forth immediately under the respective comment. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the above referenced Form 20-F.

Item 4. Information on the Company, page 26

B. Business Overview, page 26

Acquisition and License Agreements, page 38

1. Please refer to prior comment 23. Please revise your disclosure on page 55 to remove the implication that clinical development for RHB-102 and RHB -103 had been successfully completed by June 30, 2012. Also, add the expenses for clinical trials and research and development for the six months ended June 30, 2012 to the tables on page 59, consistent with the information in your response. Also, you indicate the clinical development costs for RHB-103 were $0.2 million in 2011 and $0.1 million in 2010. However, the table on page 59 appears to omit the costs for 2010. Please revise accordingly.

In response to the Staff's comment, we have revised the disclosure on page 55 and updated the tables on page 59 on the Form 20-F to include information for the nine months ended September 30, 2012. Clinical developments costs for RHB-103 for 2010 were omitted in the table of research and development expenses because they were less than $100,000.

Haynes and Boone, LLP

Attorneys and Counselors

30 Rockefeller Plaza, 26th Floor

New York, New York 10112

Phone: 212.659.7300

Fax: 212.918.8989

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30, 2012. Clinical developments costs for RHB-103 for 2010 were omitted in the table of research and development expenses because they were less than $100,000.

License Agreement for MAP diagnostic test related to RHB-104, page 41

2. Please refer to your response to Comment 22. Please expand your description of the license agreement governing RHB-104 to indicate that RedHill is entitled to terminate the agreement at any time. It appears that Article X, Section B of the license agreement allows Redhill to terminate the agreement with 90 days’ notice.

In response to the Staff's comment, we have expanded the relevant description of the license agreement governing RHB-104.

Item 5. Operating and Financial Review and Prospects

F. Tabular Disclosure of Contractual Obligations, page 61

3. With regard to prior comment 29 clarify in the disclosure if the milestone payments are contingent. If the milestone payments are not contingent the amounts due under your manufacturing agreements should be included in the table of contractual obligations. Estimates of when contractually due amounts will be paid can be made for purposes of preparing the table. Also, disaggregate obligations into less than 1 year, 1-3 years, 3-5 years and more than 5 years as specified in Item 5F of Form 20-F.

In addition, the table should include the $8 million and $4 million related to the clinical services agreement for RHB-104 disclosed on page 44.

In response to the Staff's comment, we have amended the table of contractual obligations and clarified that the milestone payments are contingent.

Item 6. Directors, Senior Management and Employees, page 62

B. Compensation, page 64

4. Please refer to your response to Comment 30 and your discussion of employment agreements beginning on page 66. The employment agreements for Messrs. Ben-Asher, Shilo, and Raday, and the consultancy services agreement with Dr. Fathi do not appear to fall within the exception from filing of Instruction 4(c)(iv) to the Exhibits of Form 20-F. Notably, these agreements are not available by its terms to employees generally, but contain payment terms specific to each named individual. In addition, these agreements must be filed pursuant to Instruction 4(c) to the Exhibits of Form 20-F regardless of whether the public filing of these agreements is required in your home country. Please file these agreements accordingly.

In response to the comment, the Staff is respectfully advised that the Company's response to comment 30 to the previous comment letter contained a typographical error. The public filing of the executed employment agreements with the Company executive officers is not required in the Company's home country, nor have such agreements otherwise been publicly disclosed by the Company. Therefore, the Company believes that it is not required to file such executed employment agreements in accordance with Instruction 4(c)(v) to the Exhibits of Form 20-F. The Company's response to comment 30 to the previous comment letter inadvertently referred to Instruction 4(c)(iv) rather than Instruction 4(c)(v).

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Item 18. Financial Statements

Note 2 - Summary of Significant Accounting Policies, page F-16

5. With regard to prior comments 42 and 43, illustrate for us how recognition upon completion of development milestones results in recognizing research and development expense as incurred. Clarify if “milestones” are just an event which triggers a payment under the contract.

In response to the comment, the Staff is respectfully advised that the Company enters into agreements with sub-contractors and service providers for the purchase of raw materials, formulation services, manufacturing and development activities, performing clinical trials and other services. Each agreement clearly outlines the service required and the time-frame for providing the work in connection with such project. Each project is divided into pre-determined milestones. Payment by the Company of the consideration for the project is contingent upon the achievement of each specific milestone. The achievement of each milestone is not contingent on the passage of time, but rather represents enhancement of the value of the project; thus, these milestones are considered to be substantive. In addition, since the Company may terminate the agreements, at its discretion and due to uncertainty as to the achievement of each milestone, the Company accrues the expenses for each milestone on a separate basis and recognizes them in the period during which the milestone is achieved.

As each milestone reflects only part of the total agreement, accretion of the expense over the period instead of expensing them at achievement date would result in an immaterial affect.

Note 12 - Mandatory Convertible Loans and Royalty Obligation to Investors, page F-32

6. Please refer to prior comment 44. Please explain to us your basis for concluding that the $391,000 value of the royalty obligation approximated its fair value in August 2010. Also, explain to us how you determined the 27.98% effective interest rate and how this rate resulted in accretion of $327,000 in 2010 and $168,000 in 2011.

As more fully described in response to prior comment 44, the royalty obligation was initially measured as the difference between the consideration received by the Company and the fair value of the mandatory convertible loans. As of the initial measurement of the obligation the Company estimated the reasonability of the resulting amount and also made its own calculation to ensure that this amount also approximates its fair value. The fair value calculation was made using the Company's assumption as to the future cash outflows resulting from this liability.

Following are the features estimated by the Company:

•	Revenue forecast – based on the estimate of the expected market size for the therapeutic candidate - expected market share of the Company's therapeutic candidate out of the total market.

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•	Timing projections – expected timing for the final approval of the therapeutic candidate - estimate of the timing for the penetration process.

•	Probability assessment of successful completion of the development and commercialization processes.

Having determined the projected cash flows, the Company calculated the interest rate implied in the transaction that discounts such projected cash flows to a net present value equaling the royalty obligation.

The Company used the assistance of an external expert to verify the range of interest rates applicable for financing of such project at the same development stage. Based on Sahlman and Scherlis method for valuing high-risk long-term investments and based on the Plummer study regarding joint ventures, the cost of capital for companies in the bridge/IPO stage of development is within the range of 20% to 35%. As of the date of the inception of the loan, the Company's presumption was that it is close to an IPO or a merger transaction. As such, the resulting interest rate calculated above was within the range, and therefore the amount of the royalty obligation approximates its fair value.

Paragraph AG8 to IAS 39 states:

If an entity revises its estimates of payments or receipts, the entity shall adjust the carrying amount of the financial asset or financial liability (or group of financial instruments) to reflect actual and revised estimated cash flows. The entity recalculates the carrying amount by computing the present value of estimated future cash flows at the financial instrument's original effective interest rate or, when applicable, the revised effective interest rate calculated in accordance with paragraph 92. The adjustment is recognised in profit or loss as income or expense.

As time elapsed and the development process of the therapeutic candidate continued, the Company's assumptions are evolving and are updated. In accordance with the provisions of AG8, the Company adjusts the carrying amount of the liability to reflect the revised estimated cash flows; thus, the annual accretion is composed of the annual interest expense calculated using the 27.98% rate with the addition of the adjustment of the carrying amount due to a change in assumptions.

Note 21-Loss Per Ordinary Share, page F-45

7. Please refer to prior comment 47. Your disclosure appears to indicate that basic and diluted earnings per share was calculated based on the weighted average of ordinary shares issued in the period instead of the weighted average number of ordinary shares outstanding during the period, as stipulated in IAS 33. Please revise your presentation of basic and diluted earnings per share for each period presented to be in accordance with IAS 33. Also, your response indicates that your initial share capital of $3 million was determined by multiplying 960,000 ordinary shares issued in 2009 by the par value per share (NIS 0.01) and then dividing the result by the exchange rate of the New Israeli Shekel to the US dollar at date of issuance. Please provide us the exchange rate used in this calculation. Also, explain why you used 960,000 ordinary shares when your disclosure in on page F-45 indicates that 8.9 million ordinary shares were issued in 2009.

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The Company respectfully acknowledges comment of the Staff. As it relates to the Company, the shares used for the computation of the earning per share were all issued and outstanding and thus inadvertently the Company used the term of issued shares. In response to the comment of the Staff the Company has revised the wording in notes 2p and 21 to the financial statements.

The share capital amount presented in the statement of changes in equity is $3 thousand. This amount was computed as follows - 960,000 shares multiplied by the par value per share of NIS 0.01 resulting in NIS 9,600. The NIS amount divided by the exchange rate of the US$ to the NIS as of the date of issuance ($1=NIS 3.789) equals $3 thousand.

The Company was incorporated on August 3, 2009 and began its activities shortly thereafter. The statement of comprehensive income reflects the Company's activities for the period from August 3, 2009 through December 31, 2009. However, the shares were issued and paid on August 14, 2009; thus they are considered outstanding only for part of this period (139 days out of 150 days). Averaging the amount of shares over the operating period resulted in 890,000 shares instead of 960,000 shares.

The number of shares presented in the financial statements is the total number of shares, 890,000, multiplied by 10 to 8,900,000 shares in order to retroactively reflect the Company’s 10 for 1 distribution of bonus shares on February 3, 2011.

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If you have any questions or concerns, please call the undersigned at 212-659-4974.

Very truly yours,

/s/ Rick Werner

Rick Werner, Esq.

Haynes and Boone, LLP

cc:	Mr. Ori Shilo, Deputy Chief Executive Officer Finance and Operations, RedHill Biophama Ltd.
Mr. Perry Wildes, Adv., Gross, Kleinhendler, Hodak, Halevy, Greenberg & Co.

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